                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 5, 1999 in Calpine Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP


San Francisco, CA


October 25, 1999